UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)		December 3, 2010

SELECTIVE INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey		07890
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(973) 948-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2010, the Board of Directors of Selective Insurance Group, Inc. (the "Company") adopted amendments to the Company’s By-Laws.  The revised By-Laws amended the provisions relating to stockholder’s advance notice regarding business to be brought before an annual meeting and director nominations. The amended By-Laws require stockholders to deliver advance written notice not later than 120 days and not earlier than 150 days (changed from not later than 90 days and not earlier than 120 days) prior to the first anniversary of the preceding year’s annual meeting of stockholders, subject to certain exceptions, and clarify certain disclosure requirements for such advance written notice to be in a proper form.  Accordingly, a notice of a stockholder proposal for the 2011 Annual Meeting, submitted outside of Rule 14a-8 under the Exchange Act, will be untimely if received by the Corporate Secretary before November 29, 2010 or after December 29, 2010.  The By-Law amendments also provide that one-third of the directors (changed from three directors) then in office may call a special meeting of the Board.

In addition, the revised By-Laws provide the following voting standards (changed from plurality voting in all director elections):

•	in uncontested director elections, a nominee for election to the Board of Directors would be elected if the votes cast "for" the nominee exceed the votes cast "against" the nominee; and

•	in contested director elections (where the number of nominees exceeds the number of directors to be elected), director nominees would be elected by a plurality of the votes cast.

The above description of the amendments is qualified by reference to the Company’s By-Laws, as amended, a copy of which is filed as Exhibit 3.2 to this report and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01.	Other Events.

On December 3, 2010, the Company's Board of Directors adopted an amendment to the Company's Corporate Governance Guidelines to include a director resignation policy.  Under that policy, an incumbent director who fails to receive a majority vote in an uncontested election in accordance with the By-Laws must, within five days following the certification of the election results, tender his or her written resignation to the Chairman of the Board for consideration by the Corporate Governance and Nominating Committee, which will make a recommendation to the Board of Directors.  The Board must take formal action on the recommendation no later than 90 days after the relevant stockholders' meeting and the Board's decision will be disclosed in a Form 8-K filed within four business days of the decision.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.2	By-Laws of Selective Insurance Group, Inc., effective December 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date: December 3, 2010	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.2	By-Laws of Selective Insurance Group, Inc., effective December 3, 2010